UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) July 19, 2005

                          FOOTHILL INDEPENDENT BANCORP

             (Exact name of registrant as specified in its charter)


        DELAWARE                      0-11337                95-3815805
-----------------------------      ------------          -------------------
 (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)         File Number)          Identification No.)


                     510 S. GRAND AVENUE, GLENDORA CA          91741
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               (Address of principal executive offices       (Zip Code)



Registrant's telephone number, including area code            (626) 963-8551
                                                             -------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13c-4(C)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

Item 2.02  Results of Operations and Financial Condition.

         On July 19, 2005, Foothill Independent Bancorp issued a press release announcing its results of operations for the quarter and six months ended June 30, 2005. A copy of that press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the securities Act of 1933.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

                    The following exhibit is filed as part of this report:

Exhibit 99.1:       Press  Release   issued  July  19,  2005,   announcing   the
                    consolidated   financial  results  of  Foothill  Independent
                    Bancorp for the quarter and six months ended June 30, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FOOTHILL INDEPENDENT BANCORP



Date:  July 19, 2005                     By       /s/  CAROL ANN GRAF
                                             --------------------------
                                                  Carol Ann Graf
                                             Chief Financial Officer

                                INDEX TO EXHIBITS



   EXHIBIT NO.                    DESCRIPTION
---------------     ------------------------------------------------------------

        99.1        Press  Release   issued  July  19,  2005,   announcing   the
                    consolidated   financial  results  of  Foothill  Independent
                    Bancorp for the quarter and six months ended June 30, 2005.